Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report of WorldWater & Solar Technologies Corp. (Formerly WorldWater & Power Corp.) (the “Company”) on Form 10-Q for the period ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Quentin T. Kelly, Principal Executive Officer and Chairman of the Board of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/s/ QUENTIN T. KELLY
	NAME:	QUENTIN T. KELLY
	TITLE:	PRINCIPAL EXECUTIVE OFFICER CHAIRMAN OF THE BOARD